SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 17, 2004

RUDDICK CORPORATION
Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENT

Ruddick Corporation (the "Registrant") grants from time to time various awards to its directors, officers and employees (and the officers and employees of its subsidiaries) pursuant to the Ruddick Corporation 1995 Comprehensive Stock Option and Award Plan, Ruddick Corporation 1997 Comprehensive Stock Option and Award Plan,  Ruddick Corporation 2000 Comprehensive Stock Option and Award Plan and Ruddick Corporation 2002 Comprehensive Stock Option and Award Plan (collectively, the "Plans").  These Plans have been filed as exhibits to the Registrant's periodic reports on Form 10-K or 10-Q.

The forms of stock option and restricted stock agreements are attached hereto as Exhibits 10.1 through 10.4 and contain the material terms and conditions of these stock options and restricted stock grants, other than the date of grant, the grantee's name, the number of options or shares subject to the grant, a vesting schedule, and the exercise price per share (for options).

From time to time, the Registrant may make other awards on terms different from those in the form agreements attached hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Form of Non-Employee Director Nonqualified Stock Option Agreement.
10.2	Form of Incentive Stock Option Award Agreement.
10.3	Form of Nonqualified Stock Option Agreement.
10.4	Form of Restricted Stock Award Agreement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        RUDDICK CORPORATION

                                                                                        By:  /s/ JOHN B. WOODLIEF
                                                                                                   John B. Woodlief
                                                                                                   Vice President - Finance and Chief
                                                                                                     Financial Officer

Dated:  November 17, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Form of Non-Employee Director Nonqualified Stock Option Agreement.
10.2	Form of Incentive Stock Option Award Agreement.
10.3	Form of Nonqualified Stock Option Agreement.
10.4	Form of Restricted Stock Award Agreement.